SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2005

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware

0-25581

06-1528493

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

Registrant’s telephone number, including area code
(203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Election of Directors.

On January 25, 2005, the Board of Directors of priceline.com Incorporated, a Delaware corporation, announced the election of Craig W. Rydin to its Board of Directors.  Mr. Rydin is currently Chairman and Chief Executive Officer of The Yankee Candle Company, Inc., a Massachusetts-based designer, manufacturer and branded marketer of scented candles and accessories.  Attached as Exhibit 99.1 is a copy of the press release issued by priceline.com on January 25, 2005.

C.  Exhibits

99.1    Press Release issued by priceline.com on January 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

	By:	/s/ Jeffery H. Boyd
Jeffery H. Boyd
President and Chief Executive Officer

Dated: January 25, 2005

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by priceline.com on January 25, 2005